# STOCK EXCHANGE AGREEMENT

**THIS STOCK EXCHANGE AGREEMENT** ("Agreement") is entered into this 29th day of November, 2005, by and among Anthony S. Walton, Peter M. Hilton, SAVA Capital Holdings Ltd., Stephen J. Grist and Louis Tsu (collectively the "Sellers") and Access Devices, Inc. ("ADI"). For purposes of this Agreement, the Sellers specifically disclaim that they are acting as partners, joint venturers or for any other common purpose, excepting as it relates to the execution of this Agreement as opposed to multiple similar instruments.

**WHEREAS,** the Sellers own, collectively, 500,000 Ordinary Shares of Access Devices Digital Ltd. ("ADDL"), comprising 30% of its issued and outstanding Ordinary Shares (the "ADDL Ordinary Shares") and desire to exchange same for the ADI Shares, as described in the paragraph immediately below.

**WHEREAS,** the non-executive directors of the Board of Directors of ADI has approved the acquisition of the 30% ADDL which ADI does not currently own in exchange for the issuance of 57,400,000 (fifty-seven million, four hundred thousand) shares of the Common Stock of ADI (the "ADI Shares").

**WHEREAS** ADI, upon review of the constituent documents, financial statements and other relevant materials of ADDL, desire to acquire the Ordinary Shares referenced above from the Sellers, and have agreed to exchange the ADI Shares to the Sellers in exchange for the ADDL Ordinary Shares; said consideration shall be issued to the Sellers in the ratio of 114.8 ADI shares for each ADDL Ordinary Share, their respective holdings of which are set forth in the Schedule attached hereto as Exhibit A, or in such other distribution as the Sellers may agree among themselves.

**NOW, THEREFORE**, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and subject to the accuracy of the representations and warranties of the parties, the parties hereto agree as follows:

## I.

## SALE AND PURCHASE OF THE SHARES

**1.1** **Terms of Exchange.** Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.2 below), ADI and the Sellers agree to exchange the ADI Shares for the ADDL Ordinary Shares.

**1.2** **Closing.** The purchase shall be consummated at a closing ("Closing") to take place at 11 o'clock, at the 6th floor, 58 Uxbridge Road, London W5 2ST on December 9th, 2005, ("Closing Date") or such earlier date as may be mutually agreed between the parties.

**1.3 Restrictions on Shares.** The parties agree that the Sellers shall be restricted in their ability to sell the ADI shares as follows: the Sellers may dispose of up to 40% (pro rata) of the ADI Shares immediately after the Closing; the Sellers may dispose of a further 30% (pro rata) of the ADI Shares one year from the Closing; the Sellers may dispose of a further 30% (pro rata) of the ADI Shares one year from the Closing; the Sellers may dispose of a further 20% (pro rata) of the ADI Shares two years from the Closing; the Sellers may dispose of a further 10% (pro rata) of the ADI Shares three years from the Closing. The transfer agent shall be instructed to issue certificates appropriately legended to reflect such restrictions.

## II.

## CLOSING

**2.1 Obligations of the Sellers.** At Closing the Sellers shall transfer the ADDL Ordinary Shares as per Schedule A to ADI as per Schedule B by:

(a) executing and delivering all relevant documents of title in respect of the ADDL Ordinary Shares to ADI; and

(b) delivering to ADI any form of consent or waiver required from the Sellers to enable the transfer of the ADDL Ordinary Shares to be registered in the name of ADI.

**2.2 Obligations of ADI.** At Closing ADI shall transfer the ADI Shares to the Sellers per Schedule A by executing and delivering all relevant irrevocable stock powers in respect of the ADI Shares to the transfer agent of Access Devices, Inc.

**2.3 Deferral of Closing.** If any of the provisions of 2.1 or 2.2 above are not complied with on the date for Closing, the party not in default may (without prejudice to its other rights and remedies):

(a) defer Closing to any chosen date (and so that the provisions of this sub-clause II shall apply to the Closing as so deferred); or

(b) proceed to Closing so far as practicable (without prejudice to its rights hereunder); or

(c) rescind the contract of sale.

## III.

## REPRESENTATIONS AND WARRANTIES

**3.1 Representations and Warranties of The Purchasers.** The Purchasers represent and warrant to the ADDL Parties as follows:

(a) **Authority.** ADI has full power and lawful authority to execute and deliver the ADI Shares and to consummate and perform the transaction contemplated hereby. This Agreement constitutes (or shall, upon execution, constitute) a valid and legally binding obligation upon ADI, subject to the conditions precedent set forth below, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement by ADI, nor the consummation and performance of the transaction contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement to which the Purchasers are a party, either individually as as a group, or by which the Purchasers or any of their respective properties or assets are bound or affected.

(b) **Authorised Share Capital of ADI.** As of the date of entering into this Agreement, ADI hereby represents and warrants that the total authorised number of shares of Common Stock of ADI is 300,000,000 and the current issued number of shares of ADI is 174,046,200.

(c) **Other representations.** As of the date of entering into this Agreement, ADI hereby represents that it is properly incorporated and is in good standing with all relevant regulatory authorities; it has all necessary authorisations and licences to carry on business; that the shares are all validly issued and capable of being traded without restriction except as stated in clause 1.3 above; the accounts are up to date in accordance with all the relevant accounting principles and no business out of the ordinary course has been carried on.

3.2 **Representations and Warranties of the Sellers.** The Sellersrepresent and warrant to ADI as follows:

(a) **Authority.** The Sellers have full power and lawful authority to execute this Agreement and to consummate and perform the transaction contemplated hereby. The Agreement constitutes (or shall, upon execution, constitute) a valid and legally binding obligation upon the Sellers, enforceable in accordance with its terms. Neither the execution and delivery of the Agreement by the Sellers, nor the consummation and performance of the transaction contemplated hereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which the Sellers are party or by which the Sellers or any of their properties or assets are bound or affected.

(b) **Title to the Shares.** At Closing, the Sellers shall own of record and beneficially 500,000 Ordinary Shares in ADDL, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the ADDL Ordinary Shares to ADI. No person has any preemptive rights or rights of first refusal with

respect to any of the ADDL Ordinary Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the ADDL Ordinary Shares. There are no outstanding rights, options, warrants, calls, or commitments with respect to the ADDL Ordinary Shares.

## IV.

## CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLERS TO CLOSE

The obligation of the Sellers to close the Transaction contemplated hereby is subject to the fulfillment by ADI prior to Closing of each of the following conditions, which may be waived in whole or in part by the Sellers:

**4.1** **Compliance with Representations, Warranties and Covenants.** The representations and warranties of ADI contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. ADI shall have performed all agreements, covenants and conditions required to be performed by it prior to the Closing.

**4.2** **No Legal Proceedings.** No suit, action or other legal or administrative proceeding before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the transaction contemplated hereby.

## V.

## CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ADI TO CLOSE

The obligation of ADI to close this transaction is subject to the fulfillment prior to Closing of each of the following conditions, any of which may be waived in whole or in part by the Purchasers:

**5.1** **Compliance with Representations, Warranties and Covenants.** The representations and warranties made by the Sellers in this Agreement shall have been true and correct when made and shall be true and correct in all material respects at the Closing with the same force and effect as if made at the Closing, and the Sellers shall have performed all Agreements, covenants and conditions required to be performed by the Sellers prior to the Closing.

**5.2** **No Legal Proceedings.** No suit, action or other legal or administrative proceedings before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the transaction contemplated hereby.

**5.3** **Agreement of all the Sellers to this Stock Exchange Agreement.** Agreement shall have been obtained from 100% of the Sellers to execute this Stock Exchange Agreement.

## VI.

## MODIFICATION, WAIVERS, TERMINATION AND EXPENSES

**6.1 Modification.** The Sellers and ADI may amend, modify or supplement this Agreement in any manner as they may mutually agree in writing.

**6.2 Waivers.** The Sellers and ADI may extend the time for or waive compliance by the other with any of the covenants or conditions of the other contained herein in writing.

**6.3 Termination and Abandonment.** This Agreement may be terminated and the exchange of the ADI Shares for the ADDL Ordinary Shares may be abandoned before the Closing:

(a) By the mutual consent of the Sellers and ADI;

(b) By the Sellers, if the representations and warranties of the Purchasers set forth herein shall not be accurate, or the conditions precedent set forth in Article IV shall have not have been satisfied, in all material respects;

(c) By ADI, if the representations and warranties of the Sellers set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall not have been satisfied in all material respects.

Termination shall be effective on the date of receipt of written notice specifying the reasons therefor.

## VII.

## MISCELLANEOUS

**7.1 Representations and Warranties to Survive.** Unless otherwise provided, all of the representations and warranties contained in this Agreement and in any certificate, exhibit or other document delivered pursuant to this Agreement shall survive the Closing for a period of one (1) year. No investigation made by any party hereto or their representatives shall constitute a waiver of any representation or warranty, and no such representation or warranty shall be merged into the Closing.

**7.2 Binding Effect of the Agreement.** This Agreement and the certificates and other instruments delivered by or on behalf of the parties pursuant thereto, constitute the entire agreement between the parties. The terms and conditions of the Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in the Agreement,

expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

**7.3** **Applicable Law.** This Agreement is made pursuant to, and will be construed under, the laws of England and Wales.

**7.4** **Notices.** All notices, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given when delivered or mailed, first class postage prepaid:

(a) If to the Sellers, to:

Anthony S. Walton
c/o 6th floor, 58 Uxbridge Road
London
W5 2ST

(b) If to ADI, to:

Chief Financial Offiicer
Access Devices, Inc.
c/o Access Devices Digital Ltd.
6th floor, 58 Uxbridge Road
London
W5 2ST

These addresses may be changed from time to time by written notice to the other parties.

**7.5** **Headings.** The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

**7.6** **Severability.** If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

**7.7** **Expenses.** Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transaction contemplated by this Agreement.

**7.8** **Counterparts.** This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

**IN WITNESS WHEREOF,** the undersigned parties hereto have duly executed this Agreement on the date first written above.

**APPROVED AND AGREED:**
The Sellers

By: Anthony S. Walton

Nov 29 2005.
Date of Execution

By: Peter Hilton

Nov 29 2005
Date of Execution

By: Stephen Grist

Nov 29, 2005
Date of Execution

By: ~~Tan Capital Advisers Ltd~~.
~~For and on behalf of~~ SAVA Capital Holdings Ltd.

Date of Execution

By: Louis Tsu

Date of Execution

**APPROVED AND AGREED:**
Access Devices, Inc.

By: R. Desmond McVeigh

Date of Execution

By: John Landrem

Date of Execution

**IN WITNESS WHEREOF,** the undersigned parties hereto have duly executed this Agreement on the date first written above.

**APPROVED AND AGREED:**
The Sellers

By: Anthony S. Walton

Date of Execution

By: Peter Hilton

Date of Execution

By: Stephen Grist

Date of Execution

By: ~~Ten Capital Advisers Ltd.~~
~~For and on behalf of~~ SAVA Capital Holdings Ltd.

Date of Execution

By: Louis Tsu

Date of Execution

**APPROVED AND AGREED:**
Access Devices, Inc.

By: R. Desmond McVeigh

Date of Execution

John Landrem

By: John Landrem

November 29, 2005

Date of Execution

**IN WITNESS WHEREOF,** the undersigned parties hereto have duly executed this Agreement on the date first written above.

**APPROVED AND AGREED:**
The Sellers

By: Anthony S. Walton

Date of Execution

By: Peter Hilton

Date of Execution

By: Stephen Grist

Date of Execution

By: ~~Ten Capital Advisers Ltd.~~
~~For and on behalf of~~ SAVA Capital Holdings Ltd.

Date of Execution

By: Louis Tsu

Date of Execution

**APPROVED AND AGREED:**
Access Devices, Inc.

By: R. Desmond McVeigh

2 December 2005

Date of Execution

By: John Landrem

Date of Execution

**IN WITNESS WHEREOF,** the undersigned parties hereto have duly exe this Agreement on the date first written above.

**APPROVED AND AGREED:**
The Sellers

By: Anthony S. Walton

Date of Execution

By: Peter Hilton

Date of Execution

By: Stephen Grist

Nov 29, 2005
Date of Execution

By: ~~Tan Capital Advisers Ltd.~~
~~For and on behalf of~~ SAVA Capital Holdings Ltd.

Date of Execution

By: Louis Tsu

Date of Execution

**APPROVED AND AGREED:**
Access Devices, Inc.

By: R. Desmond McVeigh

Date of Execution

By: John Landrem

Date of Execution

**IN WITNESS WHEREOF,** the undersigned parties hereto have duly executed this Agreement on the date first written above.

**APPROVED AND AGREED:**
The Sellers

By: Anthony S. Walton

Date of Execution

By: Stephen Grist

Date of Execution

By: Louis Tsu

Date of Execution

By: Peter Hilton

Date of Execution

By: SAVA Capital Holdings Ltd.

Date of Execution

**APPROVED AND AGREED:**
Access Devices, Inc.

By: R. Desmond McVeigh

Date of Execution

By: John Landrem

Date of Execution